Estimated Future Amortization Expense of Other Intangible Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2019	$ 7,104
2020	6,888
2021	6,888
2022	5,738
2023	4,122
Thereafter	10,227
Other intangible assets, net	$ 40,967	$ 18,395